Marketable securities (Tables)	12 Months Ended
Dec. 31, 2022
Marketable securities [Abstract]
Marketable Securities Measured at FVOCI
During the year ended December 31, 2022, the Group purchased government and corporate listed bonds which comprise marketable securities measured at FVOCI.

	Year ended December 31,
	2022	2021
Fair value	$’000	$’000
Opening balance	—	—
Additions	84,621	—
Accrued interest	858	—
Interest received	(192)	—
Fair value gain	437	—
Closing balance	85,724	—

Overall Movement through OCI
These marketable securities had a fair value of $85.7 million at December 31, 2022, (2021: $nil). The impairment loss allowance for expected credit losses at the reporting date was $0.1 million (2021: $nil). The overall movement through OCI is shown in the table below.

	Year ended December 31,
	2022	2021
	$’000	$’000
Fair value gain on marketable securities	437	—
Expected credit losses on marketable securities	121	—
Fair value movement on marketable securities through OCI	558	—